THE WORLD FUNDS, INC.
      1500 Forest Avenue, Suite 223 * P.O. Box 8687 * Richmond, Va. 23229
               (804) 285-8211 (800) 527-9525 FAX (804) 285-8251


September 25, 1998



VIA EDGAR
Filing Desk
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

      RE:  The World Funds, Inc.
           File Number 333-29289
           Filed Pursuant to Rule 497 (c)

Gentlemen:

      Transmitted herewith for electronic filing on behalf of The World Funds, Inc. (the "Funds"), please find enclosed, pursuant to Rule 497 (c) under the Securities Act of 1933, as amended, a copy of the Prospectus and Statement of Additional Information of the Funds dated September 21, 1998 for the Third Millennium Russia Fund series.

      Should you have any questions regarding the filing of such documents, please call the undersigned.

Sincerely,



/s/ John Pasco, III
John Pasco, III















                    THIRD MILLENNIUM RUSSIA FUND

                                 OF
                        THE WORLD FUNDS, INC.
                    A "SERIES" INVESTMENT COMPANY


1500 Forest Avenue             PROSPECTUS DATED  SEPTEMBER 21, 1998
Suite 223
Richmond, Virginia 23229
Telephone:  1-800-527-9525

           This Prospectus offers shares of the Third Millennium Russia Fund (the "Fund"), a series of The World Funds, Inc. (the "World Funds"), an open-end management investment company commonly known as a "mutual fund." A "series" fund offers investors a choice of investment objectives, with each series having its own separate and distinct portfolio of investments and operating much like a separate mutual fund. The objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities (which includes securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). Shareholders redeeming shares held less than 360 days will be charged a 2% redemption fee paid to the Fund to offset transaction costs of buying and selling portfolio securities. The World Funds is currently composed of four series. Investors will be able to exchange all or part of their investment from one fund to another or to certain other mutual funds, under conditions set by the Fund.

      SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
AMOUNTS INVESTED IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND WHICH A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. MORE INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS CONTAINED IN THE "STATEMENT OF ADDITIONAL INFORMATION," DATED SEPTEMBER 21, 1998 WHICH IS AVAILABLE AT NO CHARGE UPON WRITTEN REQUEST TO THE FUND. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                   PAGE


PROSPECTUS SUMMARY

TABLE OF FUND EXPENSES

THE WORLD FUNDS, INC.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT RESTRICTIONS

PERFORMANCE

RISK CONSIDERATIONS

THE WORLD FUND'S MANAGEMENT

DISTRIBUTION PLAN

HOW TO INVEST

HOW TO REDEEM SHARES

HOW TO TRANSFER SHARES

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

SPECIAL SHAREHOLDER SERVICES

HOW NET ASSET VALUE IS DETERMINED

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

TAXATION CONSIDERATIONS

GENERAL INFORMATION ABOUT THE WORLD FUNDS

MORE INFORMATION



                    THIRD MILLENNIUM RUSSIA FUND

                P R O S P E C T U S    S U M M A R Y


      The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.


      Investment          Objective  : The  objective  of the Fund is to seek to
                          achieve  capital  appreciation  by  investing in a non
                          diversified  portfolio  consisting primarily of equity
                          securities (which includes securities convertible into
                          equity  securities,  such  as  warrants,   convertible
                          bonds, debentures or convertible preferred stock). See
                          "Investment  Objective" and  "Investment  Policies" on
                          Page ___.

      Principal        :  Invests    primarily   in
      Investments         equity  securities  of issuers in Russia.
                          See     "Investment     Objective"    and
                          "Investment Policies" on Page ___.

      The Advisor      :  Third   Millennium   Investment
                          Advisors  LLC is the  Advisor.  See  "The
                          World Fund's Management" on Page  ___.

      Distributions/   :  Paid     annually    from
      Dividends           available  capital gains and income.  See
                          "Dividends      and     Capital     Gains
                          Distributions" on Page ____.

      Reinvestment     :  Distributions       may      be
                          reinvested  automatically without a sales
                          charge.   See   "Dividends   and  Capital
                          Gains Distributions" on Page ____.

     Initial Purchase  :  $1,000  minimum.  See  "How  to
                          Invest" on Page ____.


     Subsequent Purchase: Minimum  $100.  Shares  of the  Fund
                          are offered for sale
                          without a front-end sales load through
                          the distributor,
                          First Dominion Capital Corp.. See "How to Invest" on Page ____.

      Net Asset Value  :  nformation    may    also   be
                          obtained by calling  1-800-527-9525.  See
                          "How the Net Asset  Value is  Determined"
                          on Page   ____.

      Principal       :   Risk Factors : There can be no assurance that the Fund
                          will achieve its investment objective. Factors which should be considered by an investor include: The Fund invests in foreign securities and therefore may be affected by foreign currency fluctuations or exchange controls, differences in accounting procedures, and other risks. The markets in which the Fund invests include newly reorganized capital markets, which may also involve added risk. See "Risk Considerations" on Page ___. The Fund also may acquire shares of other investment companies.

      Year 2000        :  Many  computer  software  systems in
                          use   today   cannot   properly   process
                          date-related  information  from and after
                          January  1,  2000.   Should  any  of  the
                          computer  systems  employed by the Fund's
                          major service  providers  fail to process
                          this type of information  properly,  that
                          could  have  a  negative  impact  on  the
                          Fund's  operations  and the services that
                          are     provided     to    the     Fund's
                          shareholders.  The  Adviser,  the  Fund's
                          distributor   (First   Dominion   Capital
                          Corp.),    the    Fund's    administrator
                          (Commonwealth    Shareholder    Services,
                          inc.) and the Fund's  Transfer  Agent and
                          dividend     disbursing    agent    (Fund
                          Services,  Inc.)  have each  advised  the
                          Fund  that  they  are  reviewing  all  of
                          their computer  systems.  They propose to
                          modify or replace such  systems  prior to
                          January 1, 2000 to the  extent  necessary
                          to  seek to  prevent  any  such  negative
                          impact.  In  addition,  the Fund has been
                          advised  by  the  Fund's   custodian  and
                          accounting    services    agent,    Brown
                          Brothers  Harriman & Co.  that it is also
                          in the process of  reviewing  its systems
                          with  the  same  goal.  As of the date of
                          this   Prospectus,   the   Fund  and  the
                          Adviser have no reason to believe that these goals will not be achieved prior to January 1, 2000.

                       TABLE OF FUND EXPENSES

      The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses set forth are estimated below:


Shareholder Transaction Expenses      Third Millennium Russia Fund

Front End Sales Load Imposed on Purchases                None
Front End Sales Load Imposed on Reinvested Dividends     None
Redemption Fees                                          2% on shares held less
                                                         than 360 days*
Exchange Fees                                            None

           * Shares held more than 360 days are not subject to the redemption fee. A shareholder electing a wire transfer of funds or placing a telephone redemption request will be charged $10 for each service. Written requests do not incur any charges.


Estimated Annual Fund Operating Expenses (as % of average net assets)

Management Fee                           1.75%
12b-1 Fees                                .25%
Other Operating Expenses                  .75%
Total Fund Operating Expenses            2.75%*

      *The Advisor has undertaken to keep the Fund's total expense ratio at 2.75% for a period of two years from the Fund's date of inception.

      The purpose of this table is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

      The following examples illustrate the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period.


      1 Year         3 Years

      $28.19         $88.86


      These examples should not be considered a representation of past or future expenses or performances. Actual expenses may be greater or lesser than those shown.

                        THE WORLD FUNDS, INC.

      The Third Millennium Russia Fund (the "Fund") is a series of The World Funds, Inc. (the "World Funds"), an open-end management investment company incorporated in Maryland in 1997. The World Funds currently consists of five series, and the Board of Directors may elect to add more series in the future. A minimum initial investment of $1,000 is required to open a shareholder account in the Fund, and each subsequent investment must be $100 or more.


                  INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to seek to achieve capital appreciation by investing in a non- diversified portfolio consisting primarily of equity securities (which are securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock).

      The investment objective of the Fund is a fundamental policy and may not be changed without the approval of shareholders. All investments entail some risks (see "Risk Considerations"), and there is no assurance that the investment objective of the Fund can be achieved.

      As the name implies, the Fund invests in Russian Securities. Under normal circumstances, the Fund will be at least 65% invested in Russian Securities. As used in this Prospectus, the term "Russian Company" means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Russian Companies. Under current conditions, the Advisor expects to maintain at least 20% of the Fund in cash and liquid investments to maintain a degree of liquidity and provide more stability. As the Russian equity markets develop and grow, the Advisor may elect greater equity exposure.

      As used in this Prospectus, "Russia" refers to the Russian Federation, which does not include other countries that formerly comprised the Soviet Union.

      Russian Company Equities. To achieve its objective, the Fund intends to invest primarily in equity securities of Russian Companies. As used in this Prospectus, equity securities means common or preferred stock (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock, stock purchase warrants and rights, American Depository Receipts or American Global Depository Receipts of Russian Equities.

      The Fund intends to invest its assets over a broad economic spectrum of Russian Companies including, as conditions warrant from time to time, issuers from the following sectors: oil and gas, energy generation and distribution, communications, mineral extraction, trade (including retail trade and distribution) financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund does not concentrate its investments in any industry and therefore it does not invest more than 25% of its assets in any one industry.

      The Advisor's approach to selecting investments emphasizes fundamental company-by-company analysis in conjunction with broader analysis of specific sectors. Although, when relevant, the Advisor may consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential, or intrinsic value as determined using discounted cash flow analysis and other valuation techniques, whichever are appropriate. In addition, the Advisor will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, state regulation, management and other factors in comparison to other companies around the world which the Advisor believes are comparable. The Advisor in selecting investments will also consider macroeconomic factors such as inflation, GDP growth, government spending and the government's support of particular industries.

         The Fund's investments will include investments in companies which, while falling within the definition of Russian Companies, as stated above, have characteristics and business relationships common to companies in a country or countries other than Russia. As a result, the value of the securities of such companies may reflect economic market forces applicable to other countries, as well as to Russia. For example, the Fund may invest in companies organized and located in countries other than Russia, including companies having their entire production facilities outside of Russia, when securities of such companies meet one or more elements of the Fund's definition of Russian Company.

      Russian Government T-Bills ("GKOs"). To the extent that the Fund's assets are not invested in Russian equity securities, and to provide liquidity, the Fund's assets may be invested in (i) debt securities issued by Russian Companies or issued or guaranteed by the Russian Government (such as its T-Bills or so-called "GKOs") or a Russian governmental entity, as well as debt securities and governmental issuers outside Russia, (ii) equity securities of issuers outside Russia which the Advisor believes will experience growth in revenue and profits from participation in the development of the economies of the Commonwealth of Independent States ("CIS"), and (iii) short-term debt securities of the type described below under "Investment Objective and Policies-Temporary Investments." The Fund may invest in debt securities that the Advisor believes, based upon factors such as relative interest rate levels and foreign exchange rates, offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated and, whether or not rated, the debt securities may have speculative characteristics. Under present economic and political conditions in Russia, the Fund does not intend to invest in GKOs. See "Risk Considerations" on Page ____.

          The Fund will invest indirectly in securities through sponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of Depository Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depository Receipts"), to the extent such Depository Receipts become available. ADRs are Depository Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, the Fund's investments in Depository Receipts will be deemed to be investments in the underlying securities.

      Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. As more companies in Russia are privatized and as more companies increase their capitalization and float, turnover may increase in order to capitalize on these new opportunities. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 150%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation Considerations" on Page ____.

      Temporary Investments. During periods in which the Advisor believes changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity securities and invest without limit in short-term (less than twelve months to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S. or Russian governments, and their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; and (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S or Russian corporations. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities rated, at the time of investment, A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated by either rating agency, of equivalent credit quality to securities so rated as determined by the Advisor. For purposes of the Fund's investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry, a foreign government (but not the United States government) is deemed to be an "industry," and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of the Fund's assets. In addition, supranational organizations are deemed to comprise an industry, and therefore investments in the obligations of such organizations may not, in the aggregate, equal or exceed 25% of the Fund's assets. See "Investment Restrictions" on Page ____.

              Strategic Transactions. The Advisor does not, as a general rule, intend to regularly enter into strategic transactions for the purpose of reducing currency and market risk, for two reasons. First, since financial derivatives in Russian markets currently must be tailor-made to the Fund's specifications, they are extremely costly and illiquid instruments, and as such do not offer a cost-effective way to minimize currency and market risk. Second, the Fund is intended for investors with a long-term investment horizon and it is the Advisor's hope that any short-term losses due to fluctuations in local currencies or stock market values will be compensated over the long term by the capital appreciation of the portfolio securities. Notwithstanding the foregoing, the Advisor may, from time-to-time as circumstances dictate, engage in strategic transactions as described below.

      Currency risk is assessed separately from equity analysis. To balance undesirable currency risk the Fund may enter into forward contracts to purchase or sell foreign currencies in anticipation of the Fund's currency requirements, and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency rise. Foreign investments which are not U.S. dollar denominated may require the Fund to convert assets into foreign currencies or convert assets and income from foreign currencies to dollars. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market. However, the investment policies permit the Fund to enter into forward foreign currency exchange contracts in order to provide protection against changes in foreign exchange rates. Any transactions in foreign currencies will be designed to protect the dollar value of the assets composing or selected to be acquired or sold for the investment portfolio of the Fund; the Fund will not speculate in foreign currencies.

      The Fund may purchase and write covered call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign securities. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In connection with such transactions, the Fund will segregate assets sufficient to meet its obligations: when the Fund's obligation is denominated in a foreign currency, the Fund will own that currency or assets denominated in that currency, or a currency or securities which the Advisor anticipates will move along with the hedged currency.

      The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the portfolio securities or adversely affect the prices of securities that the Fund intends to purchase or sell at a later date. The successful use of currency futures will usually depend on the Advisor's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may actually realize losses.

      The Fund is authorized to use financial futures, currency futures, and options on such futures for certain hedging purposes subject to conditions of regulatory authorities (including margin requirements) and limits established by the World Fund's Board of Directors to avoid speculative use of such techniques.

      The investment restrictions set forth below under "Investment Restrictions" are fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. All other investment policies and practices described in this Prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented and (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective.

                       INVESTMENT RESTRICTIONS

      The investments of the Fund are subject to investment limitations which may not be changed without the approval of at least a majority of the outstanding voting securities, as that term is defined in the Investment Company Act of 1940. (See the Statement of Additional Information for the specific definition.)

      Certain of these policies are detailed below, while other policies which prohibit or limit particular practices are set forth in the Statement of Additional Information. The investment restrictions of the Fund specifically provide that it may not:

      * As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

      * Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding stock or securities or more than 10% of any class of voting securities of such issuer.

      * Act as an underwriter of securities of other issuers, except that it may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933 or any foreign law restricting distribution of securities in a country of a foreign issuer ("restricted securities").

      * Buy or sell commodities or commodity contracts provided, however, that it may utilize not more than 1% of its assets for deposits or commissions required to enter into a forward foreign security contract for hedging purposes as described under "Investment Policies." (Such deposits or commissions are not presently required in the markets the Fund will use.)

      *    Make  loans,  except  that it may:  (i)  lend  portfolio
      securities;   and  (ii)  enter  into  repurchase   agreements
      secured by the U.S. Government or Agency securities.

      Percentage limitations in the "Investment Policies" and "Investment Restrictions" sections are determined at the time the Fund makes a purchase or loan subject to such percentage.


                             PERFORMANCE

             From time to time, the World Funds may advertise information regarding the performance of the Fund. Such statements of performance will consist of the Fund's "total return." These performance figures are based upon historical results and are not intended to indicate future performance. "Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

      Please  refer  to  the  Statement  of  Additional   Information  for  more
information on Performance.



                         RISK CONSIDERATIONS

      Investing in Russian Companies involves significant risks and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative, including:

      *  Greater   social,   economic  and  political   uncertainty  in  general
            (including risk of regional war).
      * Delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody.
      *  Risks in connection with the  maintenance of Fund portfolio  securities
         and  cash  with  Russian   licensed   sub-custodians   and   securities
         depositories.
      * The risk that it may be more difficult or problematic to obtain and/or enforce a legal judgment.
      *  The negative effects of public corruption and crime.
      *  Greater price  volatility,  substantially  less  liquidity
           and   significantly   smaller  market   capitalization   of
           securities markets and traded securities.
      *  Currency exchange rates and dearth of currency hedging instruments.
      * Risks in use of derivative instruments, including forward foreign currency exchange contracts, currency futures contracts and related options, put and call options on securities, indices and foreign currencies, stock index futures contracts and related options, and interest rate futures contracts and related options.
      * Return of period of high rate of inflation (and any attendant social unrest).
      * The risk that, by investing significantly in a limited number of indus-try sectors, the Fund may be more affected by any single economic, political or regulatory development relating to a specific sector.
      *  Controls  on  foreign   investment  and  local  practices   disfavoring
          investors in general and/or foreign investors in particular, and limitations on repatriation of invested capital, profits and divi-dends, and the Fund's ability to exchange rubles for hard currencies.
      * The risk that the Government of Russia may decide not to continue to support the economic reform programs implemented to date and to follow instead radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries to the detriment of other sectors or investors or a return to the centrally planned economy that previously existed.
      * The financial condition of Russian Companies, including large amounts of inter-company debt, the lack of transparency and/or proper financial reporting based on international accounting standards and the fact that Russian Companies may be smaller, less seasoned and experienced in financialreporting and in modern management in general.
      * The difference in, or lack of, auditing and financial reporting standards in general, which may result in the unavailability of material information about issuers.
      *   The risk that dividends may be withheld at the source.
      *   Russia's  dependency on export earnings and  corresponding importance of international trade and prospect of declining hard currency earnings and reserves and pressure on the ruble's exchange rate.
      * The risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation.
      *   The fact that  statistical  information  may be inaccurate or not comparable to statistical  information regarding the
            U.S. or other economies.
      * Less extensive regulation of the securities markets than is the case in other countries.
      * The risks associated with the difficulties that may occur in pricing the Fund's portfolio securities.
      * Possible difficulty in identifying a purchaser of the Fund's securities due to the undeveloped nature of the securities markets.
      *   The risk  of  lawsuits  or   government   intervention   arising  from
            restrictive regulations and practices with respect to foreign investment in particular industries.
      * The risk of nationalization or expropriation of assets or confiscatory taxation, which may involve total loss.

          RISKS RELATED TO RECENT DEVELOPMENTS IN RUSSIA

          Russia's transition from a communist to a democratic political system, and from a planned economy to a market system, appears to have been set back. Both political and economic instabilities have developed. Although the Adviser believes that these risks offer an opportunity for long-range investment at value-oriented levels, there is no guarantee that further adverse developments will not follow. Russian currency markets have been unstable. Although runaway inflation of the early 1990s had been controlled since 1996, it could restart as a result of recent events. The fledging stock market has been extremely volatile. After having risen dramatically in 1996, it was hit in late 1997 by fallout from the Asian flu and in 1998 has fallen to levels comparable to or below those in 1995.

           Russia faces serious problems, such as lower prices for oil (its major export), a persistent budget deficit, currency instability, and a lackluster effort to complete the reform process. Russia had some earlier success in stabilizing the currency, lowering inflation to single-digit levels, and beginning to promote industry privatization, but other elements of the reform program were left unimplemented, including tax reform and collection, and reasonable federal budget planning and spending. The large deficit was financed by ever-increasing amounts of short-term government financial obligations.

           In the summer of 1998, the Russian government took overdue steps to improve tax collection and to defend the value of the ruble. The International Monetary Fund and the World Bank then approved loans to promote currency stability and infrastructure development. These loans were not sufficient to calm investors, who doubted the government's ability to "stay-the-course" mandated by the IMF. In the summer of 1998, interest rates on short-term obligations issued by the Russian government fluctuated widely, and the Government took steps which effectively devalued the ruble. The response of the currency markets to this development was unfavorable, and the ruble proceeded to lose value to an even greater extent and may continue to lose value.

           The result of this devaluation has been adverse to investors in Russian companies. Equity investments, whether direct or in the form of American Depository Receipts ("ADRs") or Global Depository Receipts, have declined substantially in value. Although trading volumes in the United States markets for exchange-traded ADRs have been substantial, the volumes on securities markets in Russia have been small and underlying liquidity for even those stocks with the largest market capitalizations is substantially reduced. Also, currently, there is little currency trading on the Moscow Interbank Currency Exchange (MICEX).

            In response to this substantial devaluation of its currency, the Government suspended repayment of its own short-term debt obligations. Also, faced with the imminent insolvency of domestic financial institutions holding government obligations and facing hard currency debt service obligations, the Government extended the moratorium to cover such private sector obligations. The reaction to these actions has been adverse, and Russian Government and private debt has lost most of their market value.

           In addition, structural inadequacies underlie the market economy in Russia. The commercial banking sector does not play the role it serves in free-market economies. Banks do not attract broad-based deposits from the population and can not pursue significant commercial lending. Borrowers have difficulty demonstrating a credit history and lenders have difficulty obtaining and executing against collateral. As a result, banks invested substantially in short-term government obligations, which had been paying high interest rates. This not only contributed to their current distress, it drew capital away from industrial development. Illiquidity on the enterprise level also causes a lot of business to be transacted in the form of barter, which permits tax avoidance. Furthermore, the lack of proper accounting practices and procedures makes it difficult for enterprises to properly understand the costs and profitability of various lines of business. As a result, many enterprises continue to demonstrate an excess of costs higher than returns, a characteristic of the Soviet era.

           The Adviser has advised the Board of the Fund that these factors may offer the Fund an opportunity to obtain quality investments in a true emerging market on very favorable terms. The Adviser has recommended that the Fund position itself so that it can take advantage of such opportunities as and when they develop. The Adviser believes that the Fund must be poised to take advantage of these opportunities on short notice when they do arise. At the same time, the Adviser recommends that the Fund avoid some of the risks associated with these problems. To this end, the Adviser has recommended that:

      (1) The capital raised by the Fund should not be invested in Russian securities until the Adviser believes that the instability and risk level has been controlled to a degree which merits the acceptance of the investment risk. This may mean that the Fund will be in a defensive posture following its commencement of business, and may invest substantial portions of its assets in U.S. government securities and similar high-quality domestic investments.

      (2) Initial investments in Russia should be made via ADRs and GDRs, which provide some ability to more effectively monitor the market in which such securities trade, and generally represent interests in larger, stable companies.

      (3) The Fund should not invest in Russian GKO (government) securities until the political and governmental problems have been addressed. This may require the Fund to incur the expense and inconvenience of moving uninvested capital out of Russia from time to time to assure its security in more stable markets.

      (4) If the Fund  delays  immediate  investment  in Russian  equities,  the resulting portfolio would be expected to be less volatile than securities of emerging market companies, but may also result in the Fund achieving a lower return than that normally expected from investments in an emerging market. The Adviser would take such a course with the aim of preserving the Fund's assets during the present period of higher risk, in order to facilitate prompt investment when suitable opportunities are available.

   Pending further developments in Russia, when direct and indirect Russian investments are acquired, the Board has directed the Adviser to monitor valuation of Fund assets to assure that the Fund is correctly valuing Russian portfolio securities held by the Fund.


                     THE WORLD FUNDS' MANAGEMENT

      The World Funds' Board of Directors is responsible for the supervision of the general business of the Fund. The Directors act as fiduciaries for shareholders under the laws of the State of Maryland. The World Funds employs the following persons to provide it with investment advice and to conduct its on-going business:

              Advisor - Third Millennium Investment Advisors LLC (the "Advisor") manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ), dated Septembeer 21, 1998. The Advisory Agreement is effective for an initial term of two years and may be renewed thereafter as long as such renewal and continuance is specifically approved at least annually by the Board of Directors of World Funds or by a vote of a majority of the outstanding voting securities of the Fund provided that the continuance is also approved by a majority of the directors who are not interested persons of the World Funds or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval.

              Pursuant to the Advisory Agreement, the Advisor provides the Fund with investment management services, subject to the supervision of the World
Funds' Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of its portfolio and certain other costs. The Advisor also bears the cost of fees, salaries and other remuneration of the World Funds' directors, officers or employees who are officers, directors, or employees of the Advisor. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of its shares for sale under various state and Federal securities laws.

      Under the Advisory Agreement, the monthly compensation paid to the Advisor is accrued daily at a rate equal to a fee at the annual rate of 1.75% on the first $125 million of assets; 1.50% on assets in excess of $125 million and not more than $250 million; and 1.25% on assets over $250 million. These fees are higher than that charged to many other investment companies, but is comparable to the fees paid by other investment companies with investment policies and objectives similar to those of the Fund, and may be waived or reduced by the Advisor at its discretion. The fee is paid monthly, within five (5) business days after the end of the month. The address of the Advisor is 515 Madison Avenue, 24th Floor, New York, N.Y. 10022.

      The Advisory Agreement contemplates the authority of the Advisor to place orders for the Fund pursuant to its investment determinations either directly with the issuer or with any broker or dealer. The Advisor may allocate brokerage to an affiliated dealer in accordance with written policies and procedures adopted by the Board of Directors. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best price and execution of its orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide the Advisor with research advice and other services, or who sell shares of the Fund. From time to time, and subject to the Advisor obtaining the best price and execution for the Fund, the Board may authorize the Advisor to allocate brokerage transactions to a broker in consideration: (i) of investment research or statistical services, or (ii) in consideration of a payment of an obligation otherwise payable by the Fund.

               The Advisor has assembled an Advisory Committee to assist the Advisor in evaluating the securities market environment and to provide the portfolio manager with specific industry and company specific recommendations for their consideration. The following persons are members of the Advisory
Committee:

    * E. Wayne Nordberg, retired in September, 1998, from Lord, Abbott & Co,. where he was a Partner since 1988, most recently in charge of Equity Investments, and before that, in charge of Equity Research. A Member of the Financial Analysts Federation and the New York Society of Security Analysts, he received his BA in Economics from Lafayette College.
    *   Oleg  Yachnik,  President  and  founder  of OLMA,  Moscow,
        Russia,   ranked   among  the  top  25  Russian   financial
        companies. Mr. Yachnik is a PhD. and a member of the Board of Directors of NAUFOR and of the RTS (Russian
        Trading System), as well as a member of the governing committee of MICEX .
    * Alexander Pevnitsky, General Director of the brokerage company "Pride", located in Novosibirsk, Russia, ranked 7th among regional brokers. He is a PhD. in mathematics and economics.
    * Yury Bovkun, General Director of "Pride Holding," ranked 5th among the regional firms. He is a member of the Board of Directors of the RTS.
    * Charles C. Wilkes, Vice Chairman of the Exeter Trust Corporation, Bethesda, Maryland, a member of the Bar of the District of Columbia and owner of the Washington, D.C. real estate investment firm, The Wilkes Company.
    * John T. Connor, Jr. is Chairman of the Advisor and a portfolio manager of the Fund. Since 1993, Mr. Connor has been chairman of ROSGAL, a Russian financial company licensed by the Ministry of Finance of the Russian Federation, and of its affiliate, Rosgal Insurance, an insurance company separately licensed by the Ministry of Finance. Both companies are head-quartered in the same premises in Moscow, Russia. A Phi Beta Kappa, highest honors graduate of Williams College, and a graduate of Harvard Law School, Mr. Connor previously chaired the pension committee of an NYSE-listed company and authored the lead article in an American Bar Association journal on "Russia's Securities Markets" (Fall 1996).
    * Alexei Moskvin, ROSGAL's Director of Equity Investment and a portfolio manger of the Fund. Mr. Moskvin is a PhD.
        from  Novosibirsk  State  University  and holds a Financial
        Broker and Money Manager Certificate.

      The Fund's Portfolio Managers are: John T. Connor, Jr. and Alexei Moskvin. In addition they may retain the services of other full time professionals in portfolio management. The Portfolio Managers operate under the supervision of the
Investment Committee, which is comprised of the two Portfolio Managers and Mr. Wilkes. Each of the above named individuals, except Mr. Nordberg, are principals, officers or employees of the Advisor.

      The Advisor has also established a Consultant Committee. The Consultant Committee is comprised of former U.S. Ambassador to the Soviet Union Jack F. Matlock, Jr. and Professor Marvin Zonis. The Committee will be responsible for providing the Advisory Committee and the portfolio managers periodic updates on political and macroeconomic conditions and trends in Russia and their potential implications for the overall investment climate in Russia. This will enhance the Adviser's ability to oversee and safeguard the assets of the Fund's shareholders.

      Ambassador Matlock is currently the George F. Kennan Professor at the Einstein Institute in Princeton, New Jersey. Ambassador in Moscow for four years under President Bush, he previously served in the Reagan White House as Special Assistant to the President for National Security Affairs and served three previous tours of duty in Moscow for a total of eleven years duty in Russia. His book, Autopsy of an Empire, was published by Random House in 1995 and he has written extensively on Russia's modern history and politics. He is a summa cum laude graduate of Duke University.

      Marvin Zonis is a Professor at the Chicago Business School where he teaches International Political Economy and is the Principal in an international consulting firm bearing his name. Marvin Zonis + Associates created the Political Stability Index, the first useful quantitative model for assessing country risk. The index is used with clients to manage risk in political, economic and investment decisions. It also serves as the basis for preparing Country Analysis Reports, daily analyses of changing risk profiles in the major developed and emerging markets. He was educated at Yale University and Harvard Business School and received his Ph D in Political Science from MIT.

      Administrator - Commonwealth Shareholder Services, Inc. ("CSS"), serves as Administrator to the Fund pursuant to an Administrative Services Agreement. CSS provides certain recordkeeping and shareholder servicing functions required of registered investment companies, and will assist the World Funds in preparing and filing certain financial and other reports and performs certain daily functions required for ongoing operations. CSS may furnish personnel to act as the World Funds' officers to conduct its business subject to the supervision and instructions of its Board of Directors.

      The Administrative Services Agreement provides that CSS will be paid monthly: (1) 0.20% per year of the average daily net assets of the Fund which includes regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with the execution of portfolio trades, and certain services in connection with Fund accounting; (2) an hourly fee for shareholder servicing and state securities law matters; and (3) certain out-of-pocket expenses. John Pasco, III, Chairman of the Board of the World Funds, owns the stock of CSS, which , therefore, may be deemed to be an affiliate of the World Funds. The address of CSS is 1500 Forest Avenue, Suite 223, Richmond, Va. 23229.

      Custodian and Accounting Services Agent - Brown Brothers Harriman & Co. ("BBH") is the World Funds' Custodian and Accounting Services Agent. BBH collects income when due and holds all of the World Funds' portfolio securities and cash. (BBH, with the World Funds' consent, has designated The Depository Trust Company of New York, as its agent to secure some of the assets of the Fund.) BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the World Funds outside the U.S. Such appointments are subject to appropriate review by the World Funds' Board of Directors. BBH as the Accounting Services Agent maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the World Funds' business. The address of BBH is 40 Water Street, Boston, Massachusetts 02109.

      Transfer and Dividend Disbursing Agent - Fund Services, Inc. ("FSI") is the World Funds' Transfer and Dividend Disbursing Agent. John Pasco, III, Chairman of the Board of the World Fund owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the World Fund. FSI provides all the necessary facilities, equipment and personnel to perform the usual and ordinary services of Transfer and Dividend Disbursing Agent, including: administrative receipt and processing of orders and payments for purchases of shares, opening shareholder accounts, preparing shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of the Fund's shares and all other confirmable transactions in shareholders' accounts, recording reinvestment of dividends and distribution of the Fund's shares. Under the Agreement between the Fund and FSI, as in effect on May 1, 1991, FSI is compensated pursuant to a schedule of services and out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. The address of the Transfer and Dividend Disbursing Agent is P.O. Box 26305, Richmond, VA 23260.

      Principal Underwriter/Distributor - First Dominion Capital Corp. (the "Distributor") acts as the Principal Underwriter for the Fund pursuant to an agreement dated August 19, 1997 Mr. John Pasco, III, who is the President, Treasurer, and a Director, and sole shareholder of the Distributor. Mr. Pasco is also the Chairman and a director of the World Funds. The address of the Distributor is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

                         DISTRIBUTION PLAN

      The Fund bears some of the costs of selling its shares under a Distribution Plan it has adopted pursuant to Rule 12b-1 under the 1940 Act. This rule regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares.

      Payments under the Distribution Plan are limited to a fee for distribution related services at an annual rate of 0.25% of the Fund's average daily net assets. This fee is used to reimburse the Distributor for the payment of service and maintenance fees to selling dealers or institutional firms for shareholder servicing and maintenance of shareholder accounts.

      The Distribution Plan may be terminated at any time by a vote of a majority of the Independent Directors or by vote of a majority of the Fund's outstanding shares. Payments pursuant to the Distribution Plan are included in the Fund's operating expenses.

                            HOW TO INVEST

      Shares of the Fund may be purchased directly from the Distributor or through members of the National Association of Securities Dealers, Inc. who are registered, if required, in the state where the purchase is made and who have a sales agreement with the Distributor. After a shareholder account is established, subsequent orders for shares may be mailed directly to the Transfer Agent. Such purchases of shares are made at the net asset value. A minimum initial investment of $1,000 is required to open a shareholder account in the Fund, and each subsequent investment must be $100 or more. Under certain circumstances, the World Funds may waive the minimum initial investment for purchases by officers, directors and employees of the World Funds and its affiliated entities and for certain related advisory accounts. The offering price per share is equal to the net asset value per share next determined after receipt of a purchase order.

      When an investor acquires shares of the Fund from a securities dealer, the investor may be charged a transaction fee for shares purchased and/or redeemed at net asset value through that broker.

      To facilitate the handling of transactions with shareholders, the World Funds uses an open account plan. The Transfer Agent will automatically establish and maintain an open account for the Fund's shareholders. Under the open account plan, your shares are reflected in your open account. This service facilitates the purchase, redemption or transfer of shares, and eliminates the need to safeguard certificates and reduces time delays in executing transactions.

      Purchase by Mail. For initial purchases, the Account Application form which accompanies this Prospectus should be completed, signed, and mailed to the Transfer Agent, together with your check or other negotiable bank draft drawn on and payable by a U.S. Bank payable to the Third Millennium Russia Fund. For subsequent purchases include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and the social security number.

      Investing by Wire. You may purchase shares by requesting your bank to transmit "Federal Funds" by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling 800-527-9525. Your bank may charge you a small fee for this service. The Account Application which accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the World Funds' records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

      Stock Certificates. Certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

                        HOW TO REDEEM SHARES

      Shares may be redeemed at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be in "proper order." (See "Signature Guarantees.") You will be notified promptly by the Transfer Agent if your redemption request is not in proper order. If a shareholder redeems shares of the Fund which have been held less than 360 days (including shares to be exchanged), the World Funds will deduct from the proceeds a redemption charge of 2% of the amount of the redemption. This amount is retained by the Fund to offset the Fund's costs of purchasing or selling securities.

      The World Funds' procedure is to redeem shares at the net asset value next determined after receipt by the Transfer Agent of the redemption request in proper order as described herein. Payment will be made promptly, but no later than the seventh day following receipt of the request in proper order. Please note that (i) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions; and
(ii) if the shares you are  redeeming  were  purchased  by you less than fifteen
(15) days prior to the receipt of your redemption request, the Transfer Agent must ascertain that your check in payment of the shares you are redeeming has cleared prior to disbursing the redemption proceeds. If you anticipate the need to redeem before fifteen (15) days, you should make your purchase by Federal Funds wire, or by a certified, treasurer's or cashier's check.

      The World Funds may suspend the right to redeem shares for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

      Redemption by Mail. To redeem shares by mail, send the following information to the Transfer Agent: (i) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered;
(ii) the stock certificates for the shares you are redeeming, if any were issued; (iii) any required signature guarantees (See "Signature Guarantees"); and (iv) any additional documents which might be required for redemption by corporations, executors, administrators, trustees, guardians, etc. The Transfer Agent will mail the proceeds to your currently registered address, payable to the registered owner(s) unless you specify otherwise in your redemption request. There is no charge to shareholders for redemptions by mail.

      Redemption by Telephone. You may redeem your shares by telephone if you request this service at the time you complete your initial Account Application. If you do not request this service at that time, you must request approval of telephone redemption privileges in writing (sent to the World Funds' Transfer Agent) with a signature guarantee before you can redeem shares by telephone. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee each time you make a telephone redemption. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. By establishing this service, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (i) redeem shares from your account and (ii) mail or wire redemption proceeds. There is a $10.00 service fee for making a telephone redemption. The amount of these service charges may be changed at any time, without notice, by the Transfer Agent.

      You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the World Funds for less than 15 days.

      If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail to 1500 Forest Avenue, Suite 111, Richmond, VA 23229.

      The World Funds employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

      Signature Guarantees. To protect you and the Fund from fraud, signature guarantees are required for: (i) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (ii) all requests to transfer the registration of shares to another owner; and (iii) all authorizations to establish or change telephone redemption service, other than through your initial account application.

      In the case of redemption by mail, signature guarantees must appear either: (a) on the written request for redemption; (b) on a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. If shares held by the Transfer Agent are being redeemed, the signature guarantee must be on the written request or stock power. The Fund may waive these requirements in certain instances.

      The following institutions are acceptable guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934 that are authorized by charter to provide signature guarantees; and (f) foreign branches on any of the above. In addition, the Fund will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

      Small Accounts - Due to the relatively higher cost of maintaining small accounts, the World Funds reserves the right to redeem shares in your account if, as a result of redemption or transfer, the total investment remaining in the account has a value less than the minimum initial investment. However, before the World Funds redeems your shares and sends you the proceeds you will be notified in writing that the value of your shares is less than the minimum and that you have 60 days to make an additional investment to meet the required minimum. A decline in market value alone would not require you to bring your investment up to the minimum.

                       HOW TO TRANSFER SHARES

      If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s);
(iii) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

             ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

      Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                    SPECIAL SHAREHOLDER SERVICES

      The  World  Funds  offers  the   following   four  (4)  services  for  its
shareholders:

      Regular Account - allows shareholders to make voluntary additions and withdrawals to and from their account as often as they wish;

      Invest-A-Matic - permits automatic monthly investments into the Fund from your checking account on a fixed or flexible schedule;

      Individual Retirement Accounts (IRA's); and

      Exchange Privileges - allows the shareholder to exchange his or her shares for shares of certain other funds having a different investment objective from that of the Fund, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. An exchange is treated as a redemption and a purchase, and may result in the realization of a gain or loss on the transaction. More information on any of these services is available upon written request to the World Funds.

                  HOW NET ASSET VALUE IS DETERMINED

      The Fund's Net Asset Value ("NAV") is determined as of the close of trading of the New York Stock Exchange (currently 4:00 P.M., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the Fund) in which there is a sufficient degree of trading in the portfolio securities of the Fund that the current NAV of the shares might be materially affected by changes in the value of such portfolio security. The Fund's NAV is calculated at the 4:00 p.m. time set by the Board of Directors based upon a determination by the Board that this is the most appropriate time to price the securities.

      NAV per share is determined by dividing the total value of the assets, less its liabilities, by the total number of shares then outstanding. Generally, securities owned by the Fund are valued at market value.

      Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Russian securities are also valued at the closing price on the principal exchange on which the security is traded, or at the last reported bid price in the over-the-counter market. The Fund reserves the right to value securities at fair market value when events occur prior to the close of the NYSE, and cause a change in value from the price determined as of the close of Russian markets.

      Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

      ADR's, EDR's, and GDRs will be valued at the closing price of the instrument last determined prior to the valuation time unless the World Funds is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

      The Fund's management may compute the NAV per share more frequently in order to protect shareholders' interests.

              DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      It is the policy of the World Funds to distribute substantially all of its net investment income and all of its net profits realized from the sale of portfolio securities. Income dividends received and capital gains realized, if any, will be distributed to shareholders annually.

      The sale of securities held by the Fund will be made with a view to the maintenance of a portfolio believed by the Advisor to be the most likely to achieve its objective. Such sales, and any resulting gains and losses may vary considerably from year to year.

      Unless you elect otherwise, dividends and capital gain distributions will be reinvested in additional shares of the Fund at no charge. Changes in your election must be sent to the Transfer Agent.


                       TAXATION CONSIDERATIONS

      The Fund will seek to qualify under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As a regulated investment company under the Code, the Fund is not liable for federal income taxes on income or gains which are distributed to its shareholders or imputed to shareholders under the Code. The distribution to shareholders each year of investment income and capital gains will represent taxable income to the shareholders. The Fund is a series corporation. Each series is taxed as a separate taxable entity under the Code. Shareholders will receive a written advice from the World Funds within sixty
(60) days after the end of the year furnishing them with the information required under the Code.

              GENERAL INFORMATION ABOUT THE WORLD FUNDS

      The World Funds is authorized to issue up to 500,000,000 shares of $0.01 par value common stock, of which it has presently allocated 50,000,000 shares to the Third Millennium Russia Fund series, and 50,000,000 each to four other series. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the World Funds or may create additional series and allocate shares to such series. A share of the Fund has priority in the assets of the Fund in the event of a liquidation. The shares of the Fund will be fully paid and non-assessable, will have no preference over other shares of the Fund as to conversion, dividends, or retirement, and will have no preemptive rights. Shares of the Fund will be redeemable from the assets of the Fund at any time.

      Each outstanding share of the World Funds is entitled to one vote for each full share of stock and a fractional vote for fractional shares of stock. All shareholders vote on matters which concern the corporation as a whole. The World Funds is not required to hold a meeting of shareholders each year, and may elect not to hold a meeting in years when no meeting is necessary. The Fund shall vote separately on matters which affect only the interest of the Fund. The World Funds' shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. Shareholders may utilize procedures described in the Statement of Additional Information to call a meeting.

      Limitation on Use of Name. The Advisory Agreement for the Fund authorizes the World Funds to utilize the name "Third Millennium." The World Funds agrees that if the Advisory Agreement is terminated it will promptly re-designate the name of the Fund to eliminate any reference to the name "Third Millennium" or any derivation thereof unless the Advisor waives this requirement in writing.

                          MORE INFORMATION

      For  further   information   on  the  Fund   please   contact
Commonwealth Shareholder Services, Inc., P.O. Box 8687, Richmond, VA 23226, telephone: (800) 527-9525.

      Additional information may also be obtained by requesting a copy of the Fund's Statement of Additional Information.

Advisor:             Third Millennium Investment Advisors LLC
                         515 Madison Avenue, 24th Floor
                         New York, N.Y. 10022

Distributor:         First Dominion Capital Corp.
                           1500 Forest Ave., Suite 223
                           Richmond, VA 23229

Independent Auditors:Tait, Weller & Baker
                          2 Penn Center Plaza
                          Suite 700
                          Philadelphia, PA 19102

Legal Counsel:        Stradley, Ronon, Stevens & Young, LLP
                           2600 One Commerce Square
                           Philadelphia, PA 19103

Marketing Services:    For general  information  on the Fund and
                          Marketing Services,  call the Distributor
                           at (800) 527-9525 Toll Free

Transfer Agent:      For  account  information,  wire  purchase  or
                     redemptions, call or write to the Fund's
                     Transfer Agent:

                          Fund Services, Inc.
                          P.O. Box 26305
                          Richmond, VA 23286-8172
                          (800) 628-4077 Toll Free


More Information:    For 24 hour,  7 days a week price  information
-----------------
                    call 1-800-527-9525.

                For information on any series of the World Funds, investment plans, or other shareholder services, call 1-800-527-9525 during normal business hours, or write the World Funds at 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

                        THE WORLD FUNDS, INC.




THIRD MILLENNIUM RUSSIA FUND




STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 21, 1998



      The World Funds, Inc. (the "World Funds") is an open-end management investment company commonly known as a "mutual fund." This Statement of Additional Information is not a prospectus but supplements the information contained in the current Prospectus of the Third Millennium Russia Fund, (the "Fund"), dated September 21, 1998. It should be read in conjunction with the Prospectus, and has been designed to provide you with further information which is not contained in the Prospectus. The Fund's Prospectus may be obtained at no charge upon request to the World Funds. Please retain this Statement of Additional Information for future reference.


      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         TABLE OF CONTENTS
                                                                            PAGE
The World Funds, Inc.

Investment Objective

Investment Policies
      Third Millennium Russia Fund
           Currency Transactions

Investment Risks

Investment Restrictions

Taxes

Dividends and Distributions

Portfolio Transactions

Net Asset Value

Directors and Officers

Investment Advisor

Transfer Agent

Administrator

Eligible Benefit Plans

Distribution

Fund Expenses

Special Shareholder Services

General Information and History

Performance

Financial Statements

                        THE WORLD FUNDS, INC.

      The Fund is a series of World Funds, a Maryland corporation which is an open-end, management investment company, commonly known as a "mutual fund." The Fund is a non-diversified series of the World Funds.

                        INVESTMENT OBJECTIVE

      The Fund's investment objective is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities which includes securities convertible into equity securities, such as, warrants, convertible bonds, debentures or convertible preferred stock.

      All investments entail some market risk and there is no assurance that the Fund's investment objective will be realized.

                         INVESTMENT POLICIES

      Under normal circumstances the Fund will have at least 65% of its assets invested in a portfolio of common stocks or securities convertible into common stock of issuers located in Russia. However, when the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposit or repurchase agreements.

      The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase BAA or higher by Moody's or BBB or higher by Standard & Poors Rating Group ("S&P"), or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

      The Fund will select its non-equity investment from among securities and obligations of all kinds including preferred stocks, warrant rights, bonds (of any class or rating), money market investments (such as U.S. Government securities issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

      The Fund's investments will be subject to the market fluctuations and risks which are inherent in all investments. The Advisor will seek to attain the Fund's stated objective, however, there can be no assurance that the objective will be achieved.

      Currency Transactions. The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

      The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Specific transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.

                          INVESTMENT RISKS

      Investors should recognize that the Fund invests in foreign securities and that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the performance of the Fund.

      As foreign companies are not generally subject to the same uniform standards, practices and requirements, with respect to accounting, auditing and financial reporting, as are domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume in the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Furthermore, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Furthermore, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Advisor seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

      Investments in foreign securities usually will involve currencies of foreign countries. Because of the considerations discussed above, the value of the assets of the Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into the forward or futures contracts (or option thereon) to purchase or sell foreign currencies.

      Foreign securities may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Funds (see "Taxes"). U.S. and foreign securities markets do not always move in step with each other and the total returns from different markets may vary significantly.


                       INVESTMENT RESTRICTIONS


     The policies set forth below that are identified as fundamental policies of the Fund, and along with the investment objective of the Fund, may not be changed without approval of a majority of the outstanding voting securities of the Fund. As used in this SAI a "majority of the outstanding voting securities of a Fund" means the lessor of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

     As a matter of fundamental policy, a Fund will not:

o As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

o Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

o Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

o Buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1% of its assets for deposits or commissions required to enter into forward foreign currency contracts, and financial futures contracts for hedging purposes as described in the Prospectus. (Such deposits or commissions are not required for forward foreign currency contracts).

o Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

 o Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

o Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

o Invest in interests in oil, gas, or other mineral explorations or development programs.

o  Issue senior securities.

o Participate on a joint or a joint and several basis in any securities trading account.

o Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

o  Invest in companies for the purpose of exercising control.

o Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

o  Engage in short sales.


     The Directors of the World Fund's have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

     As a matter of non-fundamental policy, the Fund may not:

o  Invest more than 15% of its net assets in illiquid securities.

     If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                                      TAXES

      The Fund will seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

      A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax (assuming the Fund meets the 90% and 30% of gross income tests and the tax diversification test of Subchapter M) to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. Subchapter M requires that the Fund realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. The Fund intends to distribute at least annually all of its investment company taxable income and will distribute annually its net realized capital gains and therefore generally does not expect to pay federal income taxes.

      In order to meet the tax diversification test, at the close of each quarter of its fiscal year, (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash items including receivables (for these purposes, currency and demand deposits denominated in a currency other than the U.S. dollar will not be considered cash, a cash item or a receivable), U.S. Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its total assets, and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      The Fund will meet the 90% of gross income test if 90% of its gross income is derived from dividends, interest, payments with respect to certain securities loans, and gain from the sale or disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

           The Fund is subject to a 4% nondeductible excise tax on amounts required to be but which are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's investment company taxable income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses prescribed by the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and net foreign currency gains, if any, less expenses. Realized net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

      If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his/her share of federal income taxes paid by the Funds on such gains as a credit against his/her own federal income tax liability, and will be entitled to increase the adjusted tax basis of his/her Fund shares by the difference between his/her pro rata share of such gains and his/her tax credit.

      Distributions  of  investment   company  taxable  income  are  taxable  to
shareholders as ordinary income.

      Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for a dividends-received deduction for corporate investors. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      All distributions of investment company taxable income and realized net capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to information reporting requirements.

      An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year if
(i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000, or 100% of taxable compensation if less, to an IRA for that year. Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

      Distributions by the Fund result in a reduction in the net asset value of such Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

      The Fund intends to qualify for and may make the election  permitted under
Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

      If the Fund invests in stock of certain foreign investment companies, it may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent it is distributed by the Fund as a dividend to its shareholders.

      The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. The Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Amounts withheld are applied against the shareholder's tax liability and a refund may be obtained from the Internal Revenue Service, if withholding results in overpayment of taxes. A shareholder should contact the Fund or the Transfer Agent if the shareholder is uncertain whether a proper Taxpayer Identification Number is on file with the series.

      The Fund's shareholders may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each investor should consult his or her own tax adviser as to the applicability of these taxes.

      In January of each year, the Fund's Transfer Agent issues to each shareholder a statement of the federal income tax status of all distributions.

     Non-U.S. Shareholders. The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of the ownership of Fund shares. Each shareholder who is not a U.S. person should also consider the U.S. estate tax implications of holding Fund shares at death. The U.S. estate tax may apply to such holdings if an investor dies while holding shares of the Fund. Each investor should consult his or her own tax adviser about the applicability of these taxes. Distributions of net investment income to non-resident aliens and foreign corporations that are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, will be subject to a withholding tax imposed at the rate of 30% upon the gross amount of the distribution in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, or the foreign shareholder is a non-resident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

      The foregoing is a general abbreviated summary of present Federal income taxes on dividends and distributions. Shareholders should consult their tax advisers about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations and about any state and local taxes applicable to dividends and distributions received.

                     DIVIDENDS AND DISTRIBUTIONS

      As stated previously, it is the policy of the Fund to distribute substantially all of its net investment income annually and to distribute its net realized capital gains, if any, shortly before the close of the fiscal year (August 31st).

      All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on net asset value (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the Transfer Agent. This written notice will be effective as to any subsequent payment if received by the Transfer Agent prior to the record date used for determining the shareholders' entitlement to such payment. Such an election will remain in effect unless or until the Transfer Agent is notified by the shareholder in writing to the contrary.

                       PORTFOLIO TRANSACTIONS

      It is the policy of the Advisor, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisor, the Advisor then arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

      Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

      The Fund may authorize the Advisor, when placing Fund transactions, to allocate a portion of the Fund's brokerage to persons or firms providing the Advisor with investment recommendations, statistical, research or similar services useful to the Advisor's investment decision making process. The term "investment recommendations, statistical, research or similar services" means advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. It also may authorize the Advisor to cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions may be used by the Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

      While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisor is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market, or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

      Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in the Advisor's opinion, to meet the Fund's objective. The Advisor anticipates that the average annual portfolio turnover rate of the Fund will generally not exceed 150%.

                           NET ASSET VALUE

      The Fund's net asset value ("NAV") per share is calculated daily from Monday through Friday on each business day on which the New York Stock Exchange (the "Exchange") is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. The Fund's NAV is calculated at the time set by the Board of Directors based upon a determination of the most appropriate time to price the Fund's securities.

      The Board of Directors has determined that the Fund's NAV be calculated as of the close of trading of the Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current NAV of the Fund's shares might be materially affected by changes in the value of such portfolio security.

      NAV per share is determined by dividing the total value of a Fund's securities and other assets, less liabilities (including proper accruals of taxes and other expenses), by the total number of shares then outstanding, and rounding the result to the nearer cent.

      The Fund may compute its NAV per share more frequently if necessary to protect shareholders' interests.

      Generally, securities owned by the Fund are valued at market value. In valuing the Fund's assets, portfolio securities, including ADRs, EDRs and GDRs, which are traded on the Exchange, will be valued at the last sale price prior to the close of regular trading on the Exchange. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs, EDRs and GDRs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board of Directors of the World Funds as the primary market.

      Unlisted securities which are quoted on the NASD's National Market System, for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the last reported bid price for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at their fair value as determined in good faith by the Board of Directors. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Directors.

      The value of a security traded or dealt in upon an exchange may be valued at what the Fund's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

      Notwithstanding the foregoing, money market investments with a remaining maturity of less than sixty days shall be valued by the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange; options on securities, futures contracts and options on futures listed or admitted to trading on a national exchange shall be valued at their last sale on such exchange prior to the time of determining NAV; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price; and forward contracts shall be valued at their last sale as reported by the Fund's pricing service, or lacking a report by the service, at the value of the underlying currencies at the prevailing currency rates.

      U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type.
Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day, based on the value determined on the 61st day.

      The value of a security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be taken to be the fair value thereof as determined in accordance with procedures established by the Board of the World Fund, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by the Fund shall be determined in a manner which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

      Following the calculation of security values in terms of currency in which the market quotation used is expressed ("local currency"), the pricing agent shall, prior to the next determination of the NAV of the Fund's shares, calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into United States dollars at the rates of exchange prevailing at the value time as determined by the pricing agent.

      Trading in securities on European securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates NAV per share, and therefore, effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which that Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculations. If events materially affecting the value of a portfolio security occur between the time when its price is determined and the time when the Fund's NAV is calculated, such a security will be valued at fair value as determined in good faith by the Board of Directors.

      Any purchase order may be rejected by the Distributor or by the Fund.

                       DIRECTORS AND OFFICERS

      The following is a list of the Directors and Officers of the World Funds, their birth date and a brief statement of their present positions and principal occupations during the past five years.

*John Pasco, III (4/10/45)
      Chairman, Director, and Treasurer
      1500 Forest Ave, Suite 223; Richmond, VA 23229

      Mr. Pasco is Treasurer and Director of Commonwealth Shareholder Services, Inc., the World Fund's Administrator, since 1985. Director and shareholder of Fund Services, Inc., the World Fund's Transfer and Disbursing Agent, since 1987 and shareholder of Commonwealth Fund Accounting, Inc. which provides bookkeeping services to Star Bank (the custodian to other series of the World Funds). Chairman, Director, and Treasurer of Vontobel Funds, Inc., a registered investment company. Mr. Pasco is also a certified public accountant.

Samuel Boyd, Jr. (9/18/40)
      Director
      10808 Hob Nail Court, Potomac, MD 20854

      Mr. Boyd is currently the Manager of the Customer Services
      Operations and Accounting Division of the Potomac Electric
      Power Company. Director of Vontobel Funds, Inc., a registered investment company. Mr. Boyd is also a certified public accountant.

William E. Poist (6/11/39)
      Director
      5272 River Road, Bethesda, MD 20816

      Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals. Director of
      Vontobel Funds, Inc., a registered investment company.  Mr.
      Poist is also a certified public accountant.

Paul M. Dickinson (11/11/47)
      Director
      8704 Berwickshire Drive, Richmond, VA 23229

      Mr. Dickinson is currently the President of Alfred J.
      Dickinson, Inc., Realtors.  Director of Vontobel Funds,
      Inc., a registered investment company.

*Jane H. Williams (6/28/48)
      Vice President of the World Funds and President of the Sand
      Hill Portfolio Manager Fund series
      3000 Sand Hill Road, Suite 150, Menlo Park, CA 94025

      Ms. Williams is the Executive Vice President of Sand Hill
      Advisors, Inc. since 1982.

*Leland H. Faust (8/30/46)
      Vice President of the World Funds and President of the CSI
      Equity Fund and the CSI Fixed Income Fund
      One Montgomery Street, Suite 2525, San Francisco, CA 94104

      President of CSI Capital Management, Inc. since 1978.  Mr.
      Faust is also a Partner in the law firm Taylor & Faust.

*Franklin A. Trice III (12/25/63)
      Vice President of the Company and President of the New
      Market Fund
      P.O. Box 8535, Richmond, VA  23226-0535

      Since 1992 Mr. Trice has been a broker with both Scott &
      Stringfellow, Inc. and Craigie, Inc.

*F. Byron Parker, Jr. (1/26/43)
      Secretary
      810 Lindsay Court, Richmond, VA 23229

      Secretary of Commonwealth Shareholder Services, Inc. since
      1986.  Secretary of Vontobel Funds, Inc., a registered
      investment company.   Partner in the law firm Mustian &
      Parker.

*John T. Connor, Jr., (6/16/41)
      Vice President of the World Funds and President of Third
      Millennium Russia Fund.
      515 Madison Avenue, 24th Floor, New York, N.Y. 10022

      Chairman of ROSGAL, a Russian financial company, and of its affiliate, Rosgal Insurance, since 1993.

* Persons deemed to be "interested" persons of the World Funds, Third Millennium Investment Advisors, LLC or First Dominion
Capital Corp. under the 1940 Act.

                         INVESTMENT ADVISOR

      Third Millennium Investment Advisors, LLC (the "Advisor") manages the investment of the assets of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a period of two years from September 21, 1998, and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the World Funds or by vote of a majority of the outstanding voting securities of the World Funds, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the World Funds or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the World Fund's Board of Directors or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment. The address of the Advisor is 515 Madison Avenue, 24th Floor, New York, N.Y. 10022.

      Under the Advisory Agreement, the monthly compensation paid to the Advisor is accrued daily at a rate equal to a fee at the annual rate of 1.75% on the first $125 million of assets; 1.50% on assets in excess of $125 million and not more than $250 million; and 1.25% on assets over $250 million.

      The Advisory Agreement contemplate the authority of the Advisor to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best price and execution of its orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide the Fund with research advice and other services, or who sells shares of the Fund. See "Portfolio Transactions" above.

                           TRANSFER AGENT

      Fund Services, Inc. (the "Transfer Agent" or "FSI") is the World Funds transfer and disbursing agent, pursuant to a Transfer Agent Agreement, dated August 19, 1997. Pursuant to the Transfer Agent Agreement the minimum annual fee for the Fund is $16,500.

      John Pasco, III, President of the World Funds and an officer and shareholder of Commonwealth Shareholder Services, Inc (the Fund's Administrator) and an officer and sold shareholder of First Dominion Capital Corp. (the Fund's distributor) owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the World Funds and Commonwealth Shareholder Services, Inc.

                            ADMINISTRATOR

      Commonwealth Shareholder Services, Inc. is the Fund's administrator pursuant to an Administrative Services Agreement (the "Service Agreement") dated September 21, 1998. The Service Agreement is described in the Funds' Prospectus. The Service Agreement continues in effect from year to year for a term of one year only if the Board of Directors, including a majority of the directors who are not interested persons of the World Fund's or the Administrator, approves the extension at least annually. Mr. Pasco owns 1005 of the stock of Commonwealth Shareholder Services, Inc.

                       ELIGIBLE BENEFIT PLANS

      An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

      The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.


                            DISTRIBUTION

      Shares of the Fund are sold at NAV on a continuous basis, without a sales charge. Shares of the Fund are subject to asset-based charges pursuant to a Plan of Distribution adopted by the Fund.

      First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, is the World Fund's principal underwriter pursuant to a Distribution Agreement between the World Funds and the Distributor. John Pasco, III, Chairman of the Board of the Company owns 100% of the Distributor, and is its President, Treasurer and a Director.

                            FUND EXPENSES

      The Fund will pay its expenses not assumed by the Advisor, including, but not limited to, the following: custodian; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund.

      The allocation of the general expenses of the World Funds is made to the Fund on a basis that the Board of Directors of the World Funds deems fair and equitable, which may be based on the relative net assets of the series of the World Funds or the nature of the services performed and relative applicability to each series of the World Funds.

           Investors should understand that the Fund's expense ratio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of the advisory fee paid by the Fund is higher.


                    SPECIAL SHAREHOLDER SERVICES

      As described briefly in the Prospectus, the Fund offers the following shareholder services:

      Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

      Telephone Transactions: A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial Account Application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

      The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

      Invest-A-Matic Account: A shareholder may utilize this feature, which provides for automatic monthly investments into an account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Invest-A-Matic Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the Fund.

      Individual Retirement Account ("IRA") - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

      If a shareholder has received a lump sum distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your lump sum contribution and on any income that is earned on that contribution.

      How to Establish Retirement Accounts: Please call the World Fund to obtain information regarding the establishment of individual retirement plan accounts. The plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax advisor for specific advice concerning tax status and plans.

      Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the World Funds, provided the shares of the fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000). Exchange Privilege Authorization Forms are available by calling the World Funds. A special authorization form must have been completed and must be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is an exchange. The World Funds reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the World Funds determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.


                   GENERAL INFORMATION AND HISTORY

      The World Funds is authorized to issue up to 500,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to the Fund, and 200,000,000 shares among four other Series. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the World Funds, or may create additional series and allocate shares to such series. Each series is required to have a suitable investment objective, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and to generally operate in the manner of a separate investment company as required by the 1940 Act.

      If additional series were to be formed, the rights of existing series shareholders would not change, and the objective, policies and investments of each series would not be changed. A share of any series would continue to have a priority in the assets of that series in the event of a liquidation.

      The shares of each series when issued will be fully paid and nonassessable, will have no preference over other shares of the same series as to conversion, dividends, or retirement, and will have no preemptive rights. The shares of any series will be redeemable from the assets of that series at any time at a shareholder's request at the current NAV of that series determined in accordance with the provisions of the 1940 Act and the rules thereunder. The World Fund's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board.

      The investment advisory fees payable to the Advisor by the Fund will be based upon the assets of the Fund. The shareholders of the Fund have the right to vote with respect to the investment advisor of the Fund.

      Voting and Control - Each outstanding share of the World Funds is entitled to one vote for each full share of stock and a fractional share of stock. All shareholders vote on matters which concern the corporation as a whole. Election of Directors or ratification of the auditor are examples of matters to be voted upon by all shareholders. The World Funds is not required to hold a meeting of shareholders each year. The World Funds intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the 1940 Act. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in Shareholder communication in such matter. Each series shall vote separately on matters (1) when required by the General Corporation Law of Maryland, (2) when required by the 1940 Act and (3) when matters affect only the interest of the particular series. An example of a matter affecting only one series might be a proposed change in an investment restriction of one series. The shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so.

      Code of Ethics - The World Funds has adopted a Code of Ethics which imposes certain restrictions on the authority of portfolio managers and certain other personnel of the World Funds and the Advisor governing personal securities activities and investments of those persons and has instituted procedures to its Code of Ethics to require such investment personnel to report such activities to the compliance officer. The Code is reviewed and updated annually.

                             PERFORMANCE

      Total return is the primary method used to measure investment performance. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

      Generally, performance quotations by investment companies are subject to certain rules adopted by the Securities and Exchange Commission (the "Commission"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the Commission. The total return quotations used by a fund are based on the standardized methods of computing performance mandated by the Commission.

      As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load, if any, is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year or since inception period and the deduction of all applicable charges and fees. According to the Commission formula:

                     n
                P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof).

      Occasionally statistics may be used to specify a fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's NAV or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of NAV or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

      Sales literature referring to the use of a Fund as a potential investment for IRAs, Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

      Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

      To help investors better evaluate how an investment in a fund might satisfy their investment objective, advertisements regarding the fund may discuss yield, total return, or fund volatility as reported by various financial publications. Advertisements may also compare yield, total return, or volatility (as calculated above) to yield, total return, or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices -unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g)   Mutual Fund Source Book and other material, published by Morningstar, Inc.
 - analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Barron's, Financial Times, Investor's Business Daily, New York Times, The Wall Street Journal, and Money magazines - publications that rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) IFC Global Total Return Composite Index - An unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(n) Nomura Research, Inc. Eastern Europe an Equity Index comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

      In assessing such comparisons of yield, return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

                        FINANCIAL STATEMENTS

      The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

Investment Advisor:       Third Millennium Investment Advisors LLC
                          515 Madison Avenue, 24th Floor
                          New York, N.Y. 10022


Distributor:              First Dominion Capital Corp.
                          1500 Forest Ave., Suite 223
                          Richmond, VA 23229


Independent Auditors:     Tait, Weller & Baker
                          8 Penn Center Plaza
                          Suite 800
                          Philadelphia, PA 19103


Fund Counsel:             Stradley Ronon Stevens & Young, LLP
                          2600 One Commerce Square
                          Philadelphia, PA 19103

Marketing Services:       For general information on the Funds
                          and marketing services, call the
                          Distributor at (800) 527-9525 toll free.


Transfer Agent:      For account information, wire purchase or
                     redemptions, call or write to the Fund's
                     Transfer Agent:

                          Fund Services, Inc.
                          P.O. Box 26305
                          Richmond, VA 23260-6305
                          (800) 628-4077 Toll Free


More Information:         For 24-hour, 7-days-a-week price
-----------------
                          information call 1-800-527-9525.  For
                          information on any series of the World
                          Funds, investment plans, or other
                          shareholder services, call the World
                          Funds at 1-800-527-9525 during normal
                          business hours, or write to the World
                          Funds at 1500 Forest Avenue, Suite 223,
                          Richmond, VA 23229